UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2025

Picard Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42801	86-3212894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1992 E Silverlake Tucson AZ, 85713
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (520) 545-1234

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PMI	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported on September 2, 2025, Picard Medical, Inc. (the “Company”) completed its initial public offering (the “IPO”) of 4,250,000 shares of Company’s common stock, par value $0.0001 per share (the “Shares”), at a price to the public of $4.00 per share, generating gross proceeds of $17,000,000. The Company entered into an underwriting agreement with WestPark Capital, Inc., acting as the representative of the several underwriters (the “Representative”), in connection with the IPO, pursuant to which the Company granted the Representative an option, exercisable for 30 days, to purchase up to an additional 637,500 shares of common stock at the public offering price of $4.00 (the “Over-Allotment Option”).

On September 9, 2025, the Company closed on the fully exercised Over-Allotment Option resulting in an additional gross proceeds to the Company of approximately $2,550,000, before deducting underwriting discounts, commissions and estimated offering expenses. After giving effect to the full exercise of the Over-Allotment Option, a total of 4,887,500 Shares have been issued and sold in the IPO and the gross proceeds from the IPO including the full exercise of the Over-Allotment Option, before deducting underwriting discounts, commissions and estimated offering expenses, was approximately $19,550,000.

On September 9, 2025, the Company issued a press release announcing the exercise of the Over-Allotment Option by the Representative. A copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated September 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Picard Medical, Inc.

By:	/s/ Patrick NJ Schnegelsberg
	Name:	Patrick NJ Schnegelsberg
	Title:	Chief Executive Officer

Dated: September 10, 2025

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